SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

        Date of Report (Date of earliest event reported): July 22, 2003
                           --------------------------



                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)

                           --------------------------



          New York                      1-7657                 13-4922250
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000

               ---------------------------------------------------
          (Former name or former address, if changed since last report)



================================================================================

ITEM 5. OTHER EVENTS

As previously reported in its Form 8-K dated April 24, 2003 and its Form 10-Q dated May 14, 2003, American Express Company (the "Company") presents consolidated return on average equity (ROE) computed on a trailing 12-month basis excluding the effect on shareholders' equity of unrealized gains or losses related to Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Similarly, the presentation of ROE for the Company's Travel Related Services
(TRS), American Express Financial Advisors (AEFA) and American Express Bank
(AEB) segments, contain comparable exclusions for effects related to SFAS No. 115 and 133. The Company also presents consolidated return on average assets
(ROA) excluding the effect on assets of unrealized gains or losses related to SFAS No. 115 and 133. These items are excluded from the denominators of the ratios because they represent gains or losses which have not been recognized during the period of the relevant calculation in net income and are not certain to be recognized in net income in such amounts and, as such, are not contained in the numerators of the ratios. Management believes the adjusted ratios represent a better correlation of realized return on equity or assets invested for the relevant reporting period and therefore are more meaningful to investors.

The following table compares and reconciles the unaudited ROE and ROA ratios using total shareholders' equity and total assets as reported in the Consolidated Financial Statements prepared in accordance with accounting principles generally accepted in the United States (GAAP) with the unaudited ratios as previously reported by the Company.

AMERICAN EXPRESS COMPANY

                            March 31,       December 31,        September 30,      June 30,      March 31,
   Quarters Ended             2003              2002                2002             2002          2002
                           ------------    ----------------    ----------------   -----------   ------------
Return on average
total shareholders'
equity - GAAP (1)             20.0%             20.2%               17.8%           15.2%          11.4%

Effect of SFAS No.
115 and 133                    0.7%              0.4%                0.3%            0.2%           0.1%
                           ------------    ----------------    ----------------   -----------   ------------
Return on average
equity - adjusted (2)         20.7%             20.6%               18.1%           15.4%          11.5%
                           ============    ================    ================   ===========   ============

(1) Computed on a trailing 12-month basis using total shareholders' equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP.
(2) Computed on a trailing 12-month basis excluding the effect on shareholders' equity of unrealized gains or losses related to SFAS No. 115 and SFAS No. 133.




TRAVEL RELATED SERVICES


                            March 31,       December 31,        September 30,      June 30,      March 31,
   Quarters Ended             2003              2002                2002             2002          2002
                           ------------    ----------------    ----------------   -----------   ------------
Return on average
total shareholder's           31.3%             30.3%               25.4%           21.2%          20.7%
equity - GAAP (1)

Effect of SFAS No.
115 and 133                   (0.5%)            (0.4%)              (0.2%)           (0.2%)        (0.1%)
                           ------------    ----------------    ----------------   -----------   ------------

Return on average
equity - adjusted (2)         30.8%             29.9%               25.2%           21.0%          20.6%
                           ============    ================    ================   ===========   ============



Return on average
total assets  - GAAP
(3)                            3.3%              3.2%                2.6%             2.1%          2.1%

Effect of SFAS No.
115 and 133                      -                 -                   -              0.1%            -
                           ------------    ----------------    ----------------   -----------   ------------
Return on average
assets - adjusted (4)          3.3%              3.2%                2.6%             2.2%          2.1%
                           ============    ================    ================   ===========   ============

(1) Computed on a trailing 12-month basis using total shareholder's equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP.
(2) Computed on a trailing 12-month basis excluding the effect on shareholder's equity of unrealized gains or losses related to SFAS No. 115 and SFAS No. 133.
(3) Computed on a trailing 12-month basis using total assets as reported in the Consolidated Financial Statements prepared in accordance with GAAP.
(4) Computed on a trailing 12-month basis excluding the effect on assets of unrealized gains or losses related to SFAS No. 115 and SFAS No. 133, to the extent that they directly affect shareholder's equity.

AMERICAN EXPRESS FINANCIAL ADVISORS

                            March 31,       December 31,        September 30,      June 30,      March 31,
   Quarters Ended             2003              2002                2002             2002          2002
                           ------------    ----------------    ----------------   -----------   ------------
Return on average
total shareholder's
equity - GAAP (1)              9.8%             10.9%               11.3%           11.6%           3.5%

Effect of SFAS No.
115 and 133                    0.8%              0.7%                0.6%            0.5%           0.1%
                           ------------    ----------------    ----------------   -----------   ------------

Return on average
equity - adjusted (2)         10.6%             11.6%               11.9%           12.1%           3.6%
                           ============    ================    ================   ===========   ============


(1) Computed on a trailing 12-month basis using total shareholder's equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP.
(2) Computed on a trailing 12-month basis excluding the effect on shareholder's equity of unrealized gains or losses related to SFAS No. 115 and SFAS No. 133.



AMERICAN EXPRESS BANK

                               March 31,       December 31,        September 30,      June 30,      March 31,
     Quarters Ended               2003             2002                2002             2002           2002
                              -------------   ----------------    ----------------    ----------    -----------
Return on average total
common shareholder's
equity - GAAP (1)                10.9%             10.6%               9.1%            (0.4%)          (1.3%)

Effect of SFAS No. 115
and 133                           1.2%              0.9%               0.7%               -            (0.1%)
                              -------------   ----------------    ----------------    ----------    -----------

Return on average common
equity - adjusted (2)            12.1%             11.5%               9.8%            (0.4%)          (1.4%)
                              =============   ================    ================    ==========    ===========

Return on average total
assets - GAAP (3)                 0.7%              0.7%               0.5%                -           (0.1%)

Effect of SFAS No. 115
and 133                             -                 -                0.1%                -              -
                              -------------   ----------------    ----------------    ----------    -----------
Return on average assets
- adjusted (4)                    0.7%              0.7%               0.6%                -          (0.1%)
                              =============   ================    ================    ==========    ===========


(1) Computed on a trailing 12-month basis using total common shareholder's equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP. Average total common shareholder's equity excludes average preferred stock of $75 million for all periods.
(2) Computed on a trailing 12-month basis excluding the effect on shareholder's equity of unrealized gains or losses related to SFAS No. 115 and SFAS No. 133. Average common equity excludes average preferred stock of $75 million for all periods.
(3) Computed on a trailing 12-month basis using total assets as reported in the Consolidated Financial Statements prepared in accordance with GAAP.
(4) Computed on a trailing 12-month basis excluding the effect on assets of unrealized gains or losses related to SFAS No. 115 and SFAS No. 133, to the extent that they directly affect shareholder's equity.

As previously reported in its Form 8-K dated April 24, 2003, the Company also reports both actual book value per common share and book value per common share excluding the effect on shareholders' equity of SFAS No. 115 and 133. Management believes excluding the effect of SFAS No. 115 and 133 from the numerator of the book value calculation presents a view of book value for the relevant reporting period based on the underlying realized earnings of the Company and excluding the unrealized impact of SFAS No. 115 and 133. Management believes both metrics have value to investors.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)



                                               /s/ Stephen P. Norman
                                              ----------------------
                                        Name:  Stephen P. Norman
                                        Title: Secretary

DATE:   July 22, 2003